EXHIBIT 10.11A


                    SECOND AMENDMENT TO LEASE AGREEMENT DATED
      SEPTEMBER 6, 1995 AND AMENDMENT ON OCTOBER 20, 1995, ENTERED INTO BY
         AND BETWEEN RESEARCI I GROVE ASSOCIATES, A VI RG I NIA LI MITED
                            PARTNERSIHIP, AS LANDLORD
                         AND AXENT TECHNOLOG IES, INC.,
    A DELAWARE CORPORATION, (Succcssor-ln-Interest to RAXCO, Inc.) AS TENANT



     THIS SECOND AMENDMENT TO LEASE AGREEMENT is made this 18 Day of September 1998, by and between Research Grove Associates, A Virginia Limited Partnership ("Landlord"), and AXENT Technologies, Inc. a Delaware Corporation (Successor In-Interest to RAXCO, Tue.) (herein after referred to as "Tenant")

                                    RECITALS:


 R-1. Landlord and Tenant entered into a Lease Agreement dated September 6, 1995 and Amended on October 20, 1995 (the "Lease"), whereby Tenant leased from Landlord approximately 13,508 rentable square feet of space in Landlord's building commonly known as Research West II, 2400 Research Boulevard, Rockville, MD 20850 for a term commencing October 9, 1995, and ending February 28, 1999 as more particularly described in the Lease.

 R-2. Tenant now desires to increase the size of the Demised Premises and to lease from Landlord effective the later of October I, 1998 or the date Landlord tenders possession of that certain portion of the second (2nd) floor containing approximately 12, 850 rentable square feet ("First Expansion Space") as shown on Exhibit "A-I " which is attached hereto and made a part hereof. This suite shall be known as suite 250.

 R-3. Landlord and Tenant desire to extend the Term of the Lease upon the terms set forth herein.

 R-4  Landlord   desires  to  provide   Tenant  with  a  credit  for   leasehold
improvements.

         NOW THEREFORE in consideration of the Demised Premises, (the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1.  Recitals:         The recitals are incorporated herein by this reference.

2.  Term:             The Term of the Lease for Suites 200 and 250 is hereby
                      extended through the last day of February 2004.


3.   Premises: Effective as of the later of October 1, 1998 or the date
     Landlord tenders possession of the First Expansion Space to Tenant, Section 1 of the Lease is hereby amended to reflect that the First Expansion Space (as shown on Exhibit "A-1" which is attached hereto and made a part hereof containing approximately 12, 850 rentable square feet of space), shall be added to and become part of the Demised Premises, whereupon the Demised Premises shall contain a total of 26,358 rentable square feet of space.

4.   Rent:

          A. Minimum Rent (as defined in Section 3 of the Lease), for the First Expansion Space shall be as follows: First Expansion Space through February 28, 1999, the annual Minimum Rent for the First Expansion Space shall be Three Hundred Fourteen thousand Eight Hundred Twenty Five and xx/I 00 Dollars ($314,825.00), payable in advance on the first day of the month in installments of Twenty Six Thousand Two Hundred Thirty Five and 42/100 Dollars ($26,235.42).

               B. Effective March I, 1998, the annual Minimum Rent for the Demised Premises (which includes the First Expansion Space) shall be Six Hundred Forty Five Thousand Seven Hundred Seventy One and xx/l 00 Dollars ($645,771.00) payable in advance on the first day of the month in installments of Fifty Three Thousand Eight Hundred Fourteen and 25/100 Dollars ($53,814.25).


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   5. Pro Rata
       Share
                                                                 Pro Rita Share:


                                                                  Improvement
   6.Improvement
    Allowance:





7. Ratification
                                                                  Ratification:


Tenant's Pro Rata Share upon commencement of the Term of the First Expansion Space Premises shall be Twenty-One and 21/100 Percent (21.21%).

The Tenant Improvement Allowance for the Demised Premises shall be Three Hundred Ninety Five `thousand Three Hundred Seventy live Dollars ($395,370.00), payable March 1,1999 within thirty (30) days of the date Landlord tenders possession of the First Expansion Space to `Tenant.

Except as modified herein above, the L.ease shall remain in full force and effect in accordance with its terms, and is hereby ratified, adopted and confirmed by Landlord and Tenant.


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         IN WITNESS  WHEEREOF,  Landlord  and Tenant  have  caused  this  Second
Amendment to be executed by their duly authorized representatives as of the date first above written.


  WITNESS:                                LANDLORD: Research Grove Associates, A
                                          Virginia Limited Partnership




                                   /s/ John T. Kenny
                                   By: John T. Kenney,
                                   Managing General Partner

WITNESS:                                      TENANT: AXENT Technologies, Inc



                                            /S/ Robert B. Edwards, Jr.
                                            Name: Robert B. Edwards, Jr.
                                            Title:  VP and CFO